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                                                                     EXHIBIT (5)
[LOGO] MONY

MONY Life Insurance Company of America       Application for Flexible Payment
An Arizona Stock Company                     Variable Annuity (l/share)
www.mony.com                                 Form No.15875 (7/2002)

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
Regular Mail: MONY                         Overnight Delivery: MONY
              Attn: Annuity New Business                       Attn: Annuity New Business
              P.O. Box 4725                                    One MONY Plaza
              Syracuse, NY 13221                               Syracuse, NY 13202
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1. ANNUITANT [ ] Mr. [ ] Mrs. [ ] Ms.   Gender [ ] M [ ] F     U.S. Citizen [ ] Yes [ ] No    Social Security No. _____________
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First Name _____________ MI_______ Last ______________ Date of Birth:_________ (mm/dd/yyyy) Birthplace:___________________

Permanent Address: Street_____________________________________ City______________ State________ Zip Code_______ County__________

Mailing Address: Street ______________________________________ City______________ State________ Zip Code_______ County__________

The Annuitant is the Owner unless a different Owner is designated in section #3A below.
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2. SECONDARY ANNUITANT         For non-qualified contracts only:      Gender [ ] M   [ ] F  Social Security No. _______________
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First Name _____________ MI_______ Last Name ______________ Date of Birth:_________ (mm/dd/yyyy) Birthplace:___________________
(If a Secondary Annuitant is designated, also complete section #3C below.)
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3A. OWNER    If other than the Annuitant:   Gender [ ] M  [ ] F   U.S. Citizen [ ] Yes [ ] No    Social Security No. ____________
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First Name _____________ MI_______ Last Name ______________ Date of Birth:_________ (mm/dd/yyyy) Birthplace:___________________
If Trustee(s)
Plan Name __________________________________________ Plan Date __________________ Tax I.D. No. _________________________________

Permanent Address: Street_____________________________________ City______________ State________ Zip Code_______ County__________

Mailing Address: Street ______________________________________ City______________ State________ Zip Code_______ County__________
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3B. JOINT OWNER    Gender [ ] M  [ ] F     U.S. Citizen  [ ] Yes [ ] No    Social Security No. ___________________________
---------------
First Name _____________ MI_______ Last Name ______________ Date of Birth:_________ (mm/dd/yyyy) Birthplace:___________________

Permanent Address: Street_____________________________________ City______________ State________ Zip Code_______ County__________

Mailing Address: Street ______________________________________ City______________ State________ Zip Code_______ County__________
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3C.  SUCCESSOR OWNER           Complete for Non-Qualified Plans ONLY
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[ ] The Owner's Spouse         [ ] The Owner's Executors or Administrators      [ ] Other-Provide Details in "Remarks" section

Under section 72 (s) of the Internal Revenue Code the proceeds of the contract must be distributed within certain time periods if the Owner dies before the Annuity Starting Date and either (1) the Owner's spouse at that time does not become Owner or (2) there is no longer an Annuitant. (Complete section #2 above if the original Owner and Annuitant are the same person and you want the
Owner's spouse to be able to continue the Contract after the Owner's death.) Under the contract, the distributions may be subject to a surrender charge and/or a annual contract charge.
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4.  BENEFICIARY   Proceeds will be distributed equally to joint beneficiaries, or in full to the surviving beneficiary, unless
---------------   otherwise specified.

1. Primary First Name ___________________ MI_______    Last Name___________________________ Social Security No._______________
Date of Birth (mm/dd/yyyy)______________________ Relationship to Annuitant _____________________ If living, if not:

2. Successor First Name _________________ MI_______    Last Name___________________________ Social Security No._______________
Date of Birth (mm/dd/yyyy)______________________ Relationship to Annuitant _____________________ If living, if not:

3. [ ] The Executors or Administrators of the Annuitant      OR      [ ] Trustee(s) under plan specified in section #3A.
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5. PAYMENT                   Initial Payment: $_______________________________
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If automatic payment plan:  [ ] Bank Draft       [ ] Government Allotment     [ ] Payroll Deduction:    Frequency:______________
Plan No.: _________________  Contract Date: ____________________   (Payroll Deduction Only)             Amount: $_______________

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6.  ANNUITY STARTING DATE  ___________ Years from Contract Date  If blank, contract will be issued with the maximum maturity age.
-------------------------
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7.  REPLACEMENT    Will this annuity replace any existing annuity or life insurance policy? [ ] Yes [ ] No
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If "yes", submit any required Replacement Forms ______________________________________________________(Name of Company Replaced)
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8.  QUALIFIED PLANS                [ ]Traditional IRA ____________  Tax Year*   [ ]Transfer   [ ]Rollover
-------------------                [ ]ROTH IRA ___________________  Tax Year*   [ ]Transfer   [ ]Rollover
(Complete as applicable)           [ ]SEP IRA ____________________  Tax Year*   [ ]Transfer   [ ]Rollover
                                   [ ]Pension/Profit Sharing        Plan No: _____________________Plan Date:__________________
*If Transfer/rollover is checked   [ ]Beneficiary IRA:              Deceased's Date of Death ____________
Do not complete Tax Year                                            Deceased's Date of Birth ____________
                                    [ ]Other _________________________________________________________________________________


02-455
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9. ALLOCATION
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Allocation to any subaccount must be at least 5%; allocations must be in whole percentages; and they must total 100%. If the allocation is done incorrectly or incompletely all net purchase payments will be transferred to the Money Market Subaccount, pending further instructions from the Owner. (Until the company receives satisfactory evidence that the "Right to Return Contract" period has expired, net purchase payments allocated to the Sub-Accounts of the Variable Account will be held in the company's General Account with interest.).


Alger American Balanced                   ___%
Alger American MidCap Growth              ___%
Enterprise Equity Income                  ___%
Enterprise Growth                         ___%
Enterprise Growth and Income              ___%
Enterprise Global Socially Responsive     ___%
Enterprise Managed                        ___%
Enterprise Multi-Cap Growth               ___%
Enterprise Small Company Growth           ___%
Enterprise Small Company Value            ___%
Enterprise Total Return                   ___%
INVESCO VIF Financial Services            ___%
INVESCO VIF Health Sciences               ___%
INVESCO VIF Telecommunications            ___%
Janus Aspen Series Capital Appreciation   ___%
Janus Aspen Series Flexible Income        ___%
Janus Aspen Series International Growth   ___%
Lord Abbett Bond-Debenture                ___%
Lord Abbett Growth and Income             ___%
Lord Abbett Mid-Cap Value                 ___%
MFS Mid Cap Growth                        ___%
MFS New Discovery                         ___%
MFS Total Return                          ___%
MFS Utilities                             ___%
MONY Government Securities                ___%
MONY Long Term Bond                       ___%
MONY Money Market                         ___%
PBHG Mid-Cap Value                        ___%
PBHG Select Value                         ___%
PIMCO Global Bond                         ___%
PIMCO Real Return                         ___%
PIMCO StocksPLUS Growth and Income        ___%
Van Kampen UIF Emerging Markets Equity    ___%
Van Kampen UIF Global Value Equity        ___%
Van Kampen UIF U.S. Real Estate           ___%
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REMARKS
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FOR HOME OFFICE USE ONLY Any Home Office corrections and amendments made after
------------------------
                         the application was signed are shown either in this space, or on a separate form requiring signed ratification.



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SIGNATURES
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I agree that: (1) No one but an executive officer of the Company may: (a) accept information not provided in the application; (b) change any contract or waive any of its provisions. (2) Any contract will become effective on its Effective Date, provided any required purchase payment has been paid by Date. (3) Acceptance of any contract issued will confirm any Company correction in, or amendment to, the application in the space headed "For Home Office Use Only". A copy of the application attached to the contract will be sufficient documentation of the change(s) made. If required by the laws where the application is made, any change in amount, age at issue, contract plan or benefits must be confirmed in writing. The applicant believes that a Flexible Payment Variable Annuity contract is consistent with the investment and annuity income objectives of the Annuitant (or the Owner, if other than the Annuitant). The Applicant acknowledges receipt of a current prospectus for the Company's Variable Account A, MONY Series Fund, Inc., Enterprise Accumulation Trust, The Alger American Fund, INVESCO Variable Investment Funds, Inc., Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., and Janus Aspen Series.

ALL ANNUITY PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.

If this application is for an IRA (Roth or non-Roth), the Applicant acknowledges receipt of an IRA Disclosure Statement.

UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (I) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (II) I AM NOT SUBJECT TO BACKUP WITHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (III) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS: You must cross out item (ii) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING

Signed at City/State ____________________ Date ___________________

[x]Signature of Annuitant ________________________________________________
Daytime Phone (  )____________________ E-mail ____________________

[x]Signature of Owner (if other than Annuitant) __________________________ Daytime Phone ( )____________________ E-mail ____________________

[x]Signature of Applicant (if other than above)___________________________ Daytime Phone ( )____________________ E-mail ____________________

For Pension/Profit Sharing Plans: By issuing this contract MONY Life Insurance Company of America makes no representation as to the suitability of this product for a particular plan. The trustee(s) has made his/her independent determination of the suitability of this product.

[x]_________________________________________________________ Signed at City,
State _______________________ Date_______________ Signature of Trustee who
agrees to be bound by the representations and agreements in this and any other part of this application

(Required for Pension/Profit Sharing Plans.)

I hereby certify that to the best of my knowledge and belief, all questions contained in this application were asked of this proposed Annuitant, Owner and Applicant and the answers duly recorded; and that the answers to all questions are true and complete.

Will this annuity replace any existing annuity or life insurance policy?
   [ ] Yes      [ ] No

If "yes", submit any required Replacement Forms ______________________________ (Name of Company Replaced)
Date: _________ [x]Financial Professional Signature __________________________
Daytime Phone No./Ext. (including area code): _______________________
Name of Broker /Dealer ________________________________________________________

02-445

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FINANCIAL PROFESSIONAL ENTITLED TO COMMISSION

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                     Licensed Financial Professional(FP) Entitled to Commission (Print)
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                                 F P      Situation Code     F P              Commission     Brokerage Name or
                                 Code     H.O. Use Only     Contract Type     Split          Agency Code
------------------------------   -----    ---------------   --------------    -----------    ------------------
Name(First Initial, Last Name)
------------------------------   -----    --------------    --------------    -----------    ------------------
1.
------------------------------   -----    ---------------   --------------    -----------    ------------------
2.
------------------------------   -----    ---------------   --------------    -----------    ------------------
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TELEPHONE/FAX AUTHORIZATION

Owner's Name________________ Social Security No. ___________ Contract No. _____

By signing below, I am authorizing the Company to act upon my telephone or fax instructions 1) to transfer contract values among the available Subaccounts of the Variable Annuity; 2) to change the allocation among Subaccounts for future payments. The Company will use reasonable procedures, including obtaining proper identification and recording telephone instructions, to confirm that these instructions are authorized and genuine. I understand that I am responsible for promptly reviewing all confirmation notices and agree to report any erroneous or unauthorized transaction within five days of my receipt of confirmation and that MONY Life Insurance Company, MONY Life Insurance Company of America and MONY Securities Corporation will not be liable for any claim, liability, loss or cost or expense for acting in accordance with such instructions believed by them to be genuine, in accordance with the procedures set forth in the Disclosure Statement for the Telephone/Fax Authorization Privilege.

I authorize ____________________________________, the Registered Representative servicing the contract to communicate by telephone or fax to the Company on my behalf in accordance with my instructions, which I could give myself under the terms of this Authorization.

Signature of Owner ______________________________________Date _________________


Signature of Registered Representative ______________________Date _____________

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ELECTRONIC AUTHORIZATION REQUEST BELOW

I hereby authorize MONY Securities Corporation, MONY Life Insurance Company of America and MONY Life Insurance Company to send all applicable variable product annual and semi-annual reports, prospectuses, and certain prospectus supplements in electronic format. I understand that electronic delivery of these documents will be accomplished by including these documents on a CD-ROM mailed to me via the US Postal Service and/or on http://www.mony.com (when it becomes available).
                                -------------------
Please check the box below to indicate your preference. I also understand that I may revoke my consent to electronic delivery of these documents at any time by sending a written revocation to the Company. Revocation of consent to electronic delivery will become effective upon receipt of the revocation by the Company. After the revocation date, all variable product annual and semi-annual report, prospectuses and prospectus supplements will be provided in paper format and mailed to me at my current address.

[ ] CD-ROM        and/or   [ ] http://www.mony.com (when it becomes available)
                               -------------------
(If you checked off both boxes, once we have we delivery capability, you will no longer receive materials on CD-ROM.)

Signature ____________________________________________________________________

Email Address ________________________________________________________________
(Required for Electronic Delivery)

The CD-ROM will be Mac and Windows PC compatible to be installed on your computer